Exhibit 10.1
                                                                    ------------
                                     STRATA
                       SECURED INTEREST PURCHASE AGREEMENT

                                TABLE OF CONTENTS
                                -----------------


                                                                            Page
                                                                            ----

1.       CONSIDERATION FOR PURCHASE............................................2

2.       TRANSFER OF ASSETS ...................................................2

         2.1               E&S Assignment......................................2
         2.2               Johnson Assignment..................................2
         2.3               J&S Assignment......................................3
         2.4               SAMA Assignment.....................................3

3.       THE CLOSING ..........................................................3

         3.1               Obligations of C-3D at the Closing .................3
         3.2               Obligations of E&S at the Closing ..................4
         3.3               Obligations of Johnson at the Closing ..............5
         3.4               Obligations of J&S at the Closing ..................5
         3.5               Obligations of SAMA at the Closing .................6
         3.6               Conditions to Closing...............................6

4.       DEFINITIONS...........................................................7

5.       REPRESENTATIONS AND WARRANTIES
                                    OF C-3D....................................7

         5.1               Organization, Good Standing
                                    and Qualification .........................8
         5.2               Capital Structure ..................................8
         5.3               Authority Relative to This Agreement................8
         5.4               Valid Issuance of Stock.............................8
         5.5               Governmental Consents...............................8
         5.6               Non-Contravention...................................8
         5.7               Litigation..........................................8

         5.8               Compliance with Law and Charter Documents...........8
         5.9               Absence of Certain Changes .........................8

6.       REPRESENTATIONS AND WARRANTIES
                  OF E&S......................................................10

         6.1               Organization and Qualification ....................11
         6.2               Authority Relative to this Agreement...............11
         6.3               Title to E&S Assets Assigned Pursuant to
                                    the Agreement.............................11
         6.4               Balance Owing on Loan..............................11

7.       REPRESENTATIONS AND WARRANTIES OF
                  JOHNSON.....................................................11

         7.1               Authority Relative to this Agreement...............11
         7.2               Title to Johnson Assets Assigned Pursuant to
                                    the Agreement.............................11
         7.3               Balance Owing on Loan..............................12

8.       REPRESENTATIONS AND WARRANTIES OF J&S................................12

         8.1               Organization and Qualification ....................12
         8.2               Authority Relative to this Agreement...............12
         8.3               Title to J&S Assets Assigned Pursuant to
                                    the Agreement.............................12
         8.4               Balance Owing on Loan..............................12

9.       REPRESENTATIONS AND WARRANTIES OF SAMA...............................12

         9.1               Organization and Qualification ....................12
         9.2               Authority Relative to this Agreement...............13
         9.3               Title to SAMA Assets Assigned Pursuant to
                                    the Agreement.............................13
         9.4               Balance Owing on Loan..............................13

10.      SECURED PARTIES' OBLIGATIONS AFTER CLOSING ..........................14

         10.1              Preservation of Goodwill ..........................14
         10.2              Use of Name........................................15

         10.3              Secured Parties' Indemnities.......................15
         10.4              Nonsolicitation of Employees........................?

11.      FORM OF AGREEMENT ...................................................16

         11.1              Headings...........................................16
         11.2              Entire Agreement; Modification; Waiver.............16
         11.3              Counterparts.......................................16

12.      PARTIES..............................................................16

         12.1              Parties in Interest................................16
         12.2              Assignment.........................................16

13.      REMEDIES ............................................................16

14.      NATURE AND SURVIVAL OF REPRESENTATION AND
                  WARRANTIES .................................................17

15.      NOTICES .............................................................17

16.      GOVERNING LAW .......................................................18

17.      MISCELLANEOUS .......................................................18

         17.1              References ........................................18

                               TABLE OF SCHEDULES
                               ------------------


SCHEDULE A
    Secured Party Interests and UCC-1 Filing Dates
SCHEDULE B
    E&S Loan Documents
SCHEDULE C
    Johnson Loan Documents
SCHEDULE D
    J&S Loan Documents
SCHEDULE E
    SAMA Loan Documents
SCHEDULE F
    License Agreement
SCHEDULE G-1 and G-2
    Investment Intent Letters
SCHEDULE H-1 and H-2
    Release Documents
SCHEDULE I
    Representations and Warranties Document
SCHEDULE J
    Conditional Release Agreement
SCHEDULE K
    Bill of Sale
SCHEDULE L
    Acknowledgment of Liability
SCHEDULE M
    Products
SCHEDULE N
    Trademarks and Copyrights

                       SECURED INTEREST PURCHASE AGREEMENT

         This Agreement is entered into this 31st day of March, 1999, by and between Chequemate International, Inc., dba C-3D Digital, Inc. ("C-3D"); Evans and Sutherland Computer Corporation ("E&S"); LaVerna Bringhurst Johnson ("Johnson"); J and S Farms, Ltd. ("J&S"); and SAMA Ltd. ("SAMA") formerly known as SJA Limited. E&S, Johnson, J&S and SAMA are collectively referred to herein as the "Secured Parties" and individually as a "Secured Party."

                                    RECITALS

A. The Secured Parties hold security interests in tangible assets, accounts receivable, intellectual property and other assets of Strata, Inc.("Strata"), a Utah corporation having its principal place of business in St. George, Utah. The secured interests secure the payment of promissory notes in amounts equal to or greater than those set forth on Schedule A attached hereto. Schedule A also provides the filing date for the UCC-1 financing statement filings of the Secured Parties.

B. E&S has made loans (the "E&S Loans") pursuant to promissory notes (the "E&S Promissory Notes") to Strata pursuant to the documents described on Schedule B and included as part of Schedule B (the "E&S Loan Documents"). Schedule B also includes a copy of the Certification of Recordation of the filing of the security interests of E&S with the United States Copyright Office and the United States Patent and Trademark Office.

C. Johnson has made a loan (the "Johnson Loan") pursuant to a promissory note (the "Johnson Promissory Note") to Strata pursuant to the documents described on Schedule C and included as part of Schedule C (the "Johnson Loan Documents").

D. J&S has made loans (the "J&S Loans") pursuant to a promissory note (the "J&S Promissory Note") to Strata pursuant to the documents described on Schedule D and included as part of Schedule D (the "J&S Loan Documents").

E. SAMA has made loans (the "SAMA Loans") pursuant to a promissory note (the "SAMA Promissory Note") to Strata pursuant to the documents described on Schedule E and included as part of Schedule E (the "SAMA Loan Documents").

F. C-3D desires to purchase the secured interests and an assignment of the loans of the Secured Parties pursuant to the terms of this Agreement.

         The parties agree as follows:

         1. CONSIDERATION FOR PURCHASE. Subject to the terms and the conditions set forth in this Agreement, C-3D agrees to issue and deliver to the Secured Parties, at the Closing described in paragraph 5 hereof, shares of the restricted common stock of C-3D as follows (the "Shares"):

                  a.       To E&S, 200,000 shares of common stock;

                  b.       To Johnson,16,493 shares of common stock;

                  c.       To J&S, 85,560 shares of common stock; and

                  d.       To SAMA, 31,280 shares of common stock.

         2.   TRANSFER OF ASSETS.

         2.1 E&S Assignment. In exchange for 200,000 of the Shares, E&S hereby sells, assigns, transfers and conveys to C-3D, where is, as is, without representation or warranty as to value or collectability, and without recourse, all of the right, title and interest of E&S under the E&S Loan Documents, including the E&S Promissory Notes; and C-3D accepts such sale, assignment, transfer and conveyance, after having an adequate opportunity to investigate the same with the assistance of its counsel and to satisfy itself about the adequacy, enforceability and collectability of the E&S Loan Documents and the E&S Promissory Notes. At the Closing, E&S shall deliver to C-3D the original E&S Loan Documents, properly endorsed, "without recourse," together with such UCC-3 Assignments and other assignment documents to be filed in the United States Copyright Office and in the United States Patent and Trademark office as shall be prepared by C-3D's counsel. Notwithstanding such assignment, C-3D acknowledges that E&S shall continue to have a liquidated claim against Strata, Ken Bringhurst, Kristi Bringhurst, Gary Bringhurst and Marcie Bringhurst in the amount of $1,000,000.

         2.2 Johnson Assignment. In exchange for the common stock described in paragraph 1(b) of this Agreement, Johnson hereby sells, assigns, transfers and conveys to C-3D all of the right, title and interest of Johnson under the Johnson Loan Documents, including the Johnson Promissory Note; and C-3D accepts such sale, assignment, transfer and conveyance. At the Closing, Johnson shall deliver to C-3D the original Johnson Loan Documents, properly endorsed, together with appropriate UCC-3 assignments of all financing statements.

         2.3 J&S Assignment. In exchange for the common stock described in paragraph 1(c) of this Agreement, J&S hereby sells, assigns, transfers and conveys to C-3D all of the right, title and interest of J&S under the J&S Loan Documents, including the J&S Promissory Note; and C-3D accepts such sale, assignment, transfer and conveyance. At the Closing, J&S shall deliver to C-3D the original J&S Loan Documents, properly endorsed, together with appropriate UCC-3 assignments of all financing statements.

         2.4 SAMA Assignment. In exchange for the common stock described in paragraph 1(d) of this Agreement, SAMA hereby sells, assigns, transfers and conveys to C-3D all of the right, title and interest of SAMA under the SAMA Loan Documents, including the SAMA Promissory Note; and C-3D accepts such sale, assignment, transfer and conveyance. At the Closing, SAMA shall deliver to C-3D the original SAMA Loan Documents, properly endorsed, together with appropriate UCC-3 assignments of all financing statements.

         3. THE CLOSING. The Closing of the purchase, sale and assignment of the interests of the Secured Parties as described in paragraph 2 above (the "Closing") shall take place at the offices of Jensen, Duffin, Carman, Dibb and Jackson, which are located at 311 South State Street, Suite 380; Salt Lake City, Utah, at 10:00 A.M. local time on Wednesday, April 7, 1999, or at such other place and or time as the parties may agree in writing (the "Closing Date"). In the event that the conditions specified in this Agreement have not been fulfilled by such date, any of the parties may extend the Closing Date for a period or periods not exceeding an aggregate of five business days by giving written notice to the other parties.

         3.1 Obligations of C-3D at the Closing. At the Closing, C-3D shall deliver or cause to be delivered to the Secured Parties:

                  (a) A C-3D stock certificate in the name of Evans & Sutherland Computer Corporation for 200,000 shares of restricted common stock; a C-3D stock certificate in the name of LaVerna Bringhurst Johnson for 16,493 shares of restricted common stock; a C-3D stock certificate in the name of J & S Farms, Ltd. for 85,560 shares of restricted common stock; and a C-3D stock certificate in the name of SAMA, Ltd. for 31,280 shares of restricted common stock.

                  (b) The License, in the form attached hereto as Schedule F, executed by C-3D and granting to E&S a fully paid, perpetual restricted license to all computer source code, software documentation, build scripts, test cases and regression tests, which are included as part of a Strata technology as further defined and set forth in such License.

                  (c) The Bill of Sale in Lieu of Foreclosure, in the form attached hereto as Schedule K, executed by Ken Bringhurst, Kristi Bringhurst, Gary Bringhurst and Marcie Bringhurst.

                  (d)   The  Mutual  Release,  in the form  attached  hereto  as
                        Schedule  H-2,  executed  by  E&S,  LaVerna   Bringhurst
                        Johnson, J&S Farms Limited and SJA Limited.

                  (e) The Release, in the form attached hereto as Schedule H-1, executed by Ken Bringhurst, Kristi Bringhurst, Gary Bringhurst, Marcie Bringhurst and Strata, Inc.

                  (f) The Acknowledgment of Liability, in the form attached hereto as Schedule L, executed by Ken Bringhurst, Kristi Bringhurst, Gary Bringhurst, Marcie Bringhurst and Strata, Inc.

         3.2 Obligations of E&S at the Closing. At the Closing, E&S shall deliver or cause to be delivered to C-3D:

                  (a)   Original E&S Loan Documents,  "where is, as is," without
                        representation    or    warranty    as   to   value   or
                        collectability, and without recourse.

                  (b) Appropriate UCC-3 Assignments of all E&S financing statements, as prepared by, and in a form satisfactory to, C-3D's counsel.

                  (c) Appropriate Assignment documents of the secured interest in copyrights and trademarks recorded at the U.S. Copyright Office and U.S. Patent and Trademark office, prepared by, and in a form satisfactory to, C- 3D's counsel.

                  (d) An investment letter signed by authorized officers of E&S in the form of the document attached to this agreement as Exhibit "G-1."

                  (e) The executed conditional release document of E&S in the form of Schedule J attached hereto.

                  (f) The Mutual Release executed by E&S, in the form attached hereto as Schedule H-2.

                  (g) The License, in the form attached hereto as Schedule F, executed by E&S.

         3.3 Obligations of Johnson at the Closing. At the Closing, Johnson shall deliver or cause to be delivered to C-3D:

                  (a)   The original Johnson Loan Documents.

                  (b) Appropriate UCC-3 assignments of all Johnson financing statements.

                  (c) An investment intent letter signed Johnson in the form of the document attached to this Agreement as Schedule G-2.

                  (d) The executed Mutual Release Document in the form of Schedule H-2.

                  (e) The executed release by Johnson of all guarantors of the Johnson Promissory Note.

                  (f) The executed representation and warranty document signed by Ken Bringhurst and Gary Bringhurst in the form of
                        Schedule I.

                  (g) The executed Proprietary Information Agreements of Ken Bringhurst and Gary Bringhurst in form and content acceptable to C-3D.

         3.4 Obligations of J&S at the Closing. At the Closing, J&S shall deliver or cause to be delivered to C-3D:

                  (a)   The original J&S Loan Documents.

                  (b) Appropriate UCC-3 assignments of all J&S financing statements.

                  (c) An investment intent letter signed by the authorized officers, partners or members of J&S in the form of the document attached to this Agreement as Schedule G-2.

                  (d) The executed Mutual Release Documentation the form of Schedule H-2.

                  (e) The executed release by J&S of all guarantors of the J&S Promissory Note.

         3.5 Obligations of SAMA at the Closing. At the Closing, SAMA shall deliver or cause to be delivered to C-3D:

                  (a)   The original SAMA Loan Documents.

                  (b) Appropriate UCC-3 assignments of all SAMA financing statements.

                  (c) An investment intent letter signed by the authorized officers, partners or members of SAMA in the form of the document attached to this agreement as Schedule G-2.

                  (d) The executed Mutual Release Documentation the form of Schedule H-2.

                  (e) The executed release by SAMA of all guarantors of the SAMA Promissory Note.

         3.6 Conditions to Closing. Notwithstanding the other provisions of this Agreement, C-3D may delay the Closing for as many as fifteen (15) days, or will not be required to close the transaction (and will be released from all obligations hereunder), if:

                  (a) C-3D has been unable to enter into license or royalty agreements with each of (i) Altura, (ii) TGS-Yonowat, and (iii) Viewpoint Datalabs, pursuant to terms satisfactory to C-3D, in its sole discretion; or

                  (b) Any of the obligations of the Secured Parties, as provided in paragraph 3 of this Agreement have not been satisfied.

                  (c) C-3D is not reasonably satisfied with the terms of Schedule F and I.

         4.   DEFINITIONS
              -----------

         For purposes of this entire Agreement, the following terms shall have the meanings indicated.

         "Strata Products" shall mean any and all products in any and all stages of development, (a) which incorporate the intellectual property owned prior to January 20, 1999 by Strata, Inc., a Utah corporation with its principal place of business in St. George, Utah, or (b) which are owned or developed by C-3 after the date of this Agreement. Without limiting the generality of the foregoing sentence, the phrase "Strata Products" includes all products sold by Strata, Inc. prior to the date of this Agreement, including those products described in Schedule "M" attached to this Agreement and incorporated by this reference, and those products related to the trademarks and copyrights referred to in Schedule "N" attached to this Agreement and incorporated by this reference.

         "Strata Technology" shall mean any and all technology, inventions, technical information, computer programs (including source code and object code), scientific or technical data, know-how, research, developments, product plans, product information, product component information, product formulae, ideas, processes, designs, drawings, and works of authorship which are applicable to or in the area of any of the Strata Products.

         "Strata Business Information" means any and all of the business information, financial information, customer lists, supplier lists, marketing strategies and plans, and other information of Strata, Inc. (but excluding Strata Technology) and which are known to Strata, Inc. as of January 20, 1999.

         "Strata  Proprietary   Information"  shall  mean  any  and  all  Strata
Technology and Strata Business Information that is not generally known to the public or to others.

         "Strata Intellectual Property" shall mean any and all patent rights, trade secret rights, copyrights, trademarks, and other intellectual property under any and all state, federal and foreign laws in and to the Strata Products, Strata Technology and/or the Strata Proprietary Information.

         5. REPRESENTATIONS AND WARRANTIES OF C-3D. C-3D hereby represents and warrants to the Secured Parties that the following facts and circumstances are, and (except as otherwise indicated by reference to a specific date), at all times up to the Closing Date will be, true and correct. Each warranty set forth in this paragraph 6 shall survive the Closing.

         5.1 Organization, Good Standing and Qualification. C-3D is a corporation duly organized, validly existing, and in good standing under the laws of Utah, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it. C-3D is duly qualified and in good standing and authorized to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on C-3D. As used in this Agreement, Material Adverse Effect means a material adverse effect on, or a material adverse change in, or a group of such of effects on or changes in, the business, operations, financial condition, results of operation, prospects, assets or liabilities of C-3D, taken as a whole.

         5.2 Capital Structure. The authorized number of shares of C-3D is 500,000,000, all of one class, of which 20,580,659 shares are issued and outstanding, or subscribed for as of February 4, 1999.

         5.3 Authority Relative to this Agreement. C-3D has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of C-3D. This Agreement has been duly and validly executed and delivered by C-3D and constitutes a valid and binding agreement of C-3D, enforceable against C-3D in accordance with its terms.

         5.4  Valid Issuance of Stock.

                           5.4.1 Valid Issuance. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.

                           5.4.2 Compliance with Securities Laws. The Shares (assuming no change in applicable law and no unlawful distribution of the Shares by the Secured Parties) will be issued to the Secured Parties in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the registration and qualification requirements of all applicable securities laws of the states of the United States.

         5.5 Governmental Consents. No consent, approval, order or authorization of, or registration qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or any of its subsidiaries is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of such qualifications or filings under the Securities Act and the regulations thereunder and all applicable state securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing Date and will, in the case of filings, be made within the time prescribed by law.

         5.6 Non-Contravention. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not: (i) contravene or conflict with the Company's Articles of Incorporation, as amended as of the Closing Date (the "Articles") or the Company's bylaws, as amended as of the Closing Date (the "Bylaws"); (ii) constitute a violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Company or any of its subsidiaries; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company or any of its subsidiaries is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company or any such subsidiary under, any contract to which the Company or such subsidiary is a party or any permit, license or similar right relating to the Company or such subsidiary or by which the Company or such subsidiary may be bound or affected in such a manner as, together with all other such matters, would have a Material Adverse Effect on the Company.

         5.7 Litigation. Except as described in the LITIGATION section of the March 26, 1999 Private Placement Memorandum of the Company, there is no action, suit, proceeding, claim, arbitration or investigation (each, an "Action") pending or, to the Company's best knowledge, threatened: (i) against the Company or any of its subsidiaries, or any of their respective activities, properties or assets, or any officer, director or employee of the Company or any of its subsidiaries in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company or such subsidiary, that is reasonably likely to have a Material Adverse Effect on the Company; or (ii) that seeks to prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement. Except for the Ignite Settlement Order, none of the Company and its subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. No Action by the Company or any of its subsidiaries is currently pending, nor does the Company or any of its subsidiaries intend to initiate any Action, that is reasonably likely to have a Material Adverse Effect on the Company.

         5.8 Compliance with Law and Charter Documents. The Company is not in violation or default of any provision of its Articles or Bylaws. Each of the Company and its subsidiaries has complied and is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries and other governmental authorities having jurisdiction over the Company's or any of its subsidiaries' business or properties, except for any violations that would not, either individually or in the aggregate, have a Material Adverse Effect on the Company.

         5.9 Absence of Certain Changes Since Balance Sheet Date. Since December 31,1998, the business and operations of the Company and each of its subsidiaries have been conducted in the ordinary course consistent with past practice, and there has not been:

                  5.9.1 any  declaration,  setting  aside  or   payment  of  any
         dividend or other distribution of the assets of the Company with respect to any shares of its capital stock or any repurchase, redemption or other acquisition by the Company or any of its subsidiaries of any outstanding shares of the Company's capital stock;

                  5.9.2 any damage, destruction or loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result, in a Material Adverse Effect on the Company;

                  5.9.3 any waiver by the Company or any of its subsidiaries of a valuable right or of a material debt owed to it, except for such waivers that have not resulted, and are not expected to result, individually or in the aggregate, in a Material Adverse Effect on the Company;

                  5.9.4 any material change or amendment to, or any waiver of any material rights under a material contract or other arrangement by which the Company or any of its subsidiaries, or any of their respective assets or properties, is bound or subject, except for changes, amendments or waivers that are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, individually or in the aggregate, in a Material Adverse Effect on the Company;

                  5.9.5 any change by the Company or any of its subsidiaries in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in generally accepted accounting principles; or

                  5.9.6 any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, individually or in the aggregate, in a Material Adverse Effect on the Company.

         6. REPRESENTATIONS AND WARRANTIES OF E&S. E&S represents and warrants to C-3D as follows:

         6.1 Organization and Qualification. E&S is a corporation duly organized, validly existing and in good standing under the laws of the state of Utah. E&S is duly qualified and in good standing and authorized to do business in the state of Utah.

         6.2 Authority Relative to this Agreement. E&S has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by E&S and constitutes a valid and binding agreement of E&S, enforceable against E&S in accordance with its terms.

         6.3 Title to E&S Assets Assigned Pursuant to the Agreement. E&S has good and marketable title to the E&S Promissory Notes and no interest in the E&S Promissory Notes or the interest securing the E&S Promissory Notes has been sold or assigned to any other person or entity. The Promissory Notes and secured interests of E&S are free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, covenants, conditions or restrictions. E&S has no knowledge of any defect in its security interest represented by the E&S Loan Documents or the perfection of such security interests, except for the identity of the mark in Canada and France.

         6.4 Balance Owing on Loans. The dollar amount of the E&S Loans, as of February 1, 1999, is at least the amount as set forth in the fifth column of Schedule A; and the balance owing as of the Closing shall not be less than this amount.

         7. REPRESENTATIONS AND WARRANTIES OF JOHNSON. Johnson represents and warrants to C-3D as follows:

         7.1 Authority Relative to this Agreement. This Agreement has been duly and validly executed and delivered by Johnson and constitutes a valid and binding agreement of Johnson, enforceable against Johnson in accordance with its terms.

         7.2 Title to Johnson Assets Assigned Pursuant to the Agreement. Johnson has good and marketable title to the Johnson Promissory Note and no interest in the Johnson Promissory Note or the interest securing the Johnson Promissory Note has been sold or assigned to any other person or entity. The Johnson Promissory Note and secured interest of Johnson are free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, covenants, conditions or restrictions. Johnson has no knowledge of any defect in her security interest represented by the Johnson Loan Documents or the perfection of such security interest.

         7.3 Balance Owing on Loan. The dollar amount of the Johnson Loan, as set forth in the fifth column of Schedule A, is correct as of February 1, 1999; and the balance owing as of the Closing shall not be less than this amount.

         8. REPRESENTATIONS AND WARRANTIES OF J&S. J&S represents and warrants to C-3D as follows:

         8.1 Organization and Qualification. J&S is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Utah. J&S is duly qualified and in good standing and authorized to do business in the state of Utah.

         8.2 Authority Relative to this Agreement. J&S has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the authorized partners of J&S. This Agreement has been duly and validly executed and delivered by J&S and constitutes a valid and binding agreement of J&S, enforceable against J&S in accordance with its terms.

         8.3 Title to J&S Assets Assigned Pursuant to the Agreement. J&S has good and marketable title to the J&S Promissory Note and no interest in the J&S Promissory Note or the interest securing the J&S Promissory Note has been sold or assigned to any other person or entity. The Promissory Note and secured interest of J&S are free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, covenants, conditions or restrictions. J&S has no knowledge of any defect in its security interest represented by the J&S Loans Documents or the perfection of such security interest.

         8.4 Balance Owing on Loan. The dollar amount of the J&S Loan, as set forth in the fifth column of Schedule A, is correct as of February 1, 1999; and the balance owing as of the Closing shall not be less than this amount.

         9. REPRESENTATIONS AND WARRANTIES OF SAMA. SAMA represents and warrants to C-3D as follows:

         9.1 Organization and Qualification. SAMA is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Utah. SAMA is duly qualified and in good standing and authorized to do business in the state of Utah.

         9.2 Authority Relative to this Agreement. SAMA has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the authorized partners of SAMA. This Agreement has been duly and validly executed and delivered by SAMA and constitutes a valid and binding agreement of SAMA, enforceable against SAMA in accordance with its terms.

         9.3 Title to SAMA Assets Assigned Pursuant to the Agreement. SAMA has good and marketable title to the SAMA Promissory Note and no interest in the SAMA Promissory Note or the interest securing the SAMA Promissory Note has been sold or assigned to any other person or entity. The Promissory Note and secured interest of SAMA are free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, covenants, conditions or restrictions. SAMA has no knowledge of any defect in its security interest represented by the SAMA Loans Documents or the perfection of such security interest.

         9.4 Balance Owing on Loan. The dollar amount of the SAMA Loan, as set forth in the fifth column of Schedule A, is correct as of February 1, 1999; and the balance owing as of the Closing shall not be less than this amount.

         10. OBLIGATIONS OF CERTAIN SECURED PARTIES  AFTER THE CLOSING.
             ----------------------------------------------------------

         10.1 Preservation of Goodwill. Following the Closing, Johnson, J&S and SAMA will restrict their activities so that C-3D's reasonable expectations with respect to the goodwill, business reputation, employee relations and prospects connected with the acquisition of the secured interests and of the Strata Intellectual Property pursuant to the foreclosure of such interests will not be materially impaired. In furtherance, but not in limitation of, this general obligation, Johnson, J&S and SAMAagree that, for a period of the longer of (a) three (3) years following the Closing Date; or (b) as long as C-3D or its assigns or successors in interest carry on a business using the Strata Intellectual Property in the countries or areas specified:

                  (a) Johnson, J&S and SAMA will not compete with C-3D or engage in any activity (except as provided in paragraph 5 hereof), which is substantially the same as or represents an outgrowth of any business or activity conducted by Strata, Inc. during the past two years, if such business or activity extends to the United States and/or any other country in which Strata, Inc. has heretofore engaged in business or otherwise established its goodwill, business reputation, or any customer relations. For the purposes of this Agreement, the term "compete" shall mean (i) calling on, soliciting or taking away, as a client or customer, or attempting to call on, solicit or take away as a client or customer any individual, partnership, corporation or association that was a client or customer of Strata, Inc.; or (ii) entering into or attempting to enter into any business or substantially similar business to or competing in any way with the business previously conducted by Strata, Inc., either alone or with any individual, partnership, corporation or association; or (iii) acting as an agent, representative, consultant, officer, director, independent contractor, or employee of an entity or enterprise which is competing with the business previously conducted by Strata, Inc.; or (iv) participating in any such competing entity or enterprise as an owner, partner, limited partner, joint venturer, creditor or stockholder.

                        The parties intend that the covenant contained in the preceding portion of this paragraph 11.1(a) shall be construed as a series of separate covenants, one for each state of the United States, Provinces of Canada, or any countries of the world. Each separate covenant shall be deemed identical in terms to the covenant contained in this paragraph 11.1(a). If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

                  (b) Except as provided in paragraph 5 of this Agreement, Johnson, J&S and SAMA will not disclose to any person or use for their own benefit any Strata Intellectual Property pricing or similar matters possessed by them relating to the Strata Intellectual Property or the business previously conducted by Strata, Inc., unless they first clearly demonstrate to C-3D that such matters are at, the time of the proposed disclosure or use, of common knowledge within the trade.

         10.2 Use of Name. Johnson, J&S and SAMA agree that after the Closing Date they shall not use or employ in any manner directly or indirectly the name "Strata," or any variation thereof.

         10.3 Certain Secured Parties' Indemnities. Each of Johnson, J&S and SAMA (an "Indemnifying Party") shall indemnify, defend and hold harmless C-3D, and its officers, directors, and agents against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that C-3D, or its officers, directors, or agents shall incur or suffer, which arise, result from or relate to any breach of, or failure by such Indemnifying Party to perform, any of its own representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by an Indemnifying Party under this Agreement. Notwithstanding any other provision of this Agreement, an Indemnifying Party shall not be liable to C-3D, or its officers, directors, or agents on any warranty, representation or covenant made by the Indemnifying Party in this Agreement, regarding any single claim, loss, expense, obligation or other liability that does not exceed $5,000; provided, however, that when the aggregate amount of all such claims, losses, expenses, obligations and liabilities of a Indemnifying Party not exceeding $5,000 each reaches $10,000, the Indemnifying Party shall thereafter be liable in full for all such breaches and indemnities and regarding all those claims, losses, expenses, obligations, and liabilities.

         11.  FORM OF AGREEMENT.
              ------------------

         11.1 Headings. The subject headings of the paragraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         11.2 Entire Agreement; Modification; Waiver. This Agreement and the Schedules furnished under this Agreement constitute the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be charged. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         11.3 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.  PARTIES.
              --------

         12.1 Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective heirs, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third persons any right of subrogation or action over against any party to this Agreement.

         12.2 Assignment.  This Agreement shall be binding on and shall inure to
the  benefit  of  the  parties  to  it  and  their   respective   heirs,   legal
representatives, successors and assigns.

         13. REMEDIES. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         14. NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing.

         15. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

C-3D:                                  C-3D Digital, Inc.
                                       Attn: J. Michael Heil
                                       57 West 200 South, Suite 350
                                       Salt Lake City, Utah 84101

         with copy to:                 Bruce L. Dibb
                                       311 South State Street, Suite 380
                                       Salt Lake City, Utah 84111

  Secured Parties:                     Evans and Sutherland Computer Corporation
                                       600 Komas Drive
                                       Salt Lake City, Utah 84108

         with copy to:                 David E. Leta
                                       111 East Broadway, Suite 900
                                       Salt Lake City, Utah 84111

                                       LaVerna Johnson
                                       471 North 100 West
                                       St. George, Utah 84770
         with copy to:

                                       J&S Farms, Ltd.
                                       471 North 100 West
                                       St. George, Utah 84770

         with copy to:

                                       SAMA Ltd.
                                       685 South Orchard Drive
                                       Pine Valley, Utah 84781

         with copy to:

Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

         16. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Utah.

         17.  MISCELLANEOUS.
              --------------


         17.1 References. Unless otherwise specified, references to paragraphs are to paragraphs in this Agreement.

                  IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the day and year first above written.

Chequemate International, Inc., dba C-3D Digital, Inc.

By       /s/ Blaine Harris
  ----------------------------------------
             Blaine Harris, Chairman


Evans and Sutherland Computer Corporation

By       /s/ Mark McBride
  ----------------------------------------
Its          Vice President
  ----------------------------------------


J and S Farms, Ltd.

By       /s/
  ----------------------------------------
Its      General Partner
  ----------------------------------------


SAMA Limited

By       /s/
  ----------------------------------------
Its      General Partner
  ----------------------------------------


     /s/ LaVerna Bringhurst Johnson
-----------------------------------------
LaVerna Bringhurst Johnson, individually